EXHIBIT 4.15



                                VCA ANTECH, INC.

                               SIXTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

     This SIXTH AMENDMENT, dated as of December 20, 2002 (this "SIXTH AMENDMENT") is entered into by and among VICAR OPERATING, INC., a Delaware corporation ("COMPANY"), VCA ANTECH, INC. a Delaware corporation (formerly known as Veterinary Centers of America, Inc., "HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors (the "GUARANTORS"), the Lenders party hereto, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Co-Lead Arranger and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), and WELLS FARGO BANK, N.A. ("WELLS FARGO"), as Co-Lead Arranger and Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), and is made with respect to that certain Credit and Guaranty Agreement, dated as of September 20, 2000 (as amended through the date hereof, the "CREDIT AGREEMENT"), by and among Company, Holdings, the Guarantors, the Lenders party thereto from time to time, GSCP, as Sole Lead Arranger and as Sole Syndication Agent, and Wells Fargo, as Administrative Agent and as Collateral Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

     WHEREAS, Company and its Subsidiaries desire from time to time to purchase any or all of the Capital Stock in any of the Permitted Partially-Owned Subsidiaries not currently owned by Company or any of its Subsidiaries; and

     WHEREAS, Company and its Subsidiaries have requested that Requisite Lenders agree to make certain amendments to the Credit Agreement to permit the purchase of any or all of the Capital Stock in any of the Permitted Partially-Owned Subsidiaries not currently owned by Company or any of its Subsidiaries.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

     A.   AMENDMENTS TO SECTION 1: DEFINITIONS.


     (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

          "SIXTH AMENDMENT" means that certain Sixth Amendment to Credit and Guaranty Agreement dated as of [ ], 2002 by and among the Company, Holdings, the Guarantors and the Lenders and Agents party thereto.

          "SIXTH AMENDMENT EFFECTIVE DATE" shall have the meaning ascribed to that term in Section II of the Sixth Amendment.

     (b) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of "PERMITTED ACQUISITION" in its entirety and substituting therefor the following:

          "PERMITTED ACQUISITION" means any acquisition by Company or any of its Subsidiaries, whether by purchase, merger or otherwise, of (y) all or substantially all of the assets of, or 51% or more of the Capital Stock of, or a business line or unit or a division of, any Person or (z) any additional portion, or all, of the Capital Stock of any Permitted Partially-Owned Subsidiary; PROVIDED,

          (i) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

          (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations;

          (iii) in the case of the acquisition of Capital Stock, (i) at least 51% of the Capital Stock (except for any such Securities in the nature of directors' qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of Company in connection with such acquisition shall be owned by Company or a Guarantor Subsidiary thereof, (ii) in the case of acquisitions where Company owns more than 51% but less than 100% of such Subsidiary, Company shall designate such Subsidiary as a Permitted Partially-Owned Subsidiary, and (iii) except in the case of a Permitted Partially-Owned Subsidiary, Company shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Company, each of the actions set forth in Sections
     5.10 and/or 5.11, as applicable;

          (iv) Any Person or assets so acquired shall be located exclusively in the United States;

          (v) Holdings and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.8 on a pro forma basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended (as determined in accordance with Section 6.8(f));

          (vi) Company shall have delivered to Administrative Agent (A) at least five Business Days prior to such proposed acquisition, a Compliance Certificate evidencing compliance with Section 6.8 as required under clause
     (v) above, together with all relevant financial information with respect to such acquired assets, including, without limitation, the aggregate consideration for such acquisition and any other information required to demonstrate compliance with Section 6.8; PROVIDED, HOWEVER, that Company shall not be required to comply with the provisions of this clause (vi) with respect to acquisitions unless the consideration of such acquisition is greater than $3,000,000; and

          (vii) any Person or assets or division as acquired in accordance herewith shall be in a business or lines of business the same as, related, complementary or ancillary to, the business or lines of business in which Company and/or its Subsidiaries are engaged as of the Closing Date. B. AMENDMENTS TO SECTION 6.

     (a) Section 6.1(p) of the Credit Agreement is hereby amended by deleting
Section 6.1(p) in its entirety and replacing it with the following:

          "(p) Indebtedness of Company or any of its Subsidiaries to a Person to the extent incurred in connection with a Permitted Acquisition of a portion or all of the Capital Stock of a Permitted Partially-Owned Subsidiary and any guaranty of such Indebtedness by Holdings, in an aggregate principal amount not to exceed at any time outstanding $2,500,000;"

     (b) Section 6.5(g) of the Credit Agreement is hereby amended by deleting
Section 6.5(g) in its entirety and replacing it with the following:

          "(g) Company and any of its Subsidiaries may issue Indebtedness pursuant to Section 6.1(p) and may make regularly scheduled payments in respect of such Indebtedness and Company and its Subsidiaries may make Restricted Junior Payments to make a Permitted Acquisition of a portion or all of the Capital Stock of a Permitted Partially-Owned Subsidiary; provided that (i) the aggregate amount of such Restricted Junior Payments do not exceed $750,000 in any Fiscal Year, and (ii) the aggregate principal amount of any such Indebtedness outstanding pursuant to Section 6.1(p) does not exceed at any time $2,500,000 in the aggregate;"

     (c) Section 6.5 of the Credit Agreement is hereby further amended by (i) deleting the word "and" at the conclusion of Section 6.5(o); (ii) deleting the "." at the conclusion of Section 6.5(p) and replacing it with "; and" and (iii) adding a new Section 6.5(q) at the conclusion thereof as follows:

          "(q) Company or any of its Subsidiaries may purchase any additional portion, or all, of the Capital Stock of any Permitted Partially-Owned Subsidiary in accordance with Section 6.9(h)."

     (d) Section 6.9 of the Credit Agreement is hereby amended by deleting
Section 6.9(h) in its entirety and replacing it with the following:

          "(h) Permitted Acquisitions, the consideration for which constitutes $30,000,000 or less in the aggregate in any Fiscal Year; PROVIDED, that $5,000,000 of any unutilized amount for any Fiscal Year may be utilized in the next immediately succeeding Fiscal Year (but not in any Fiscal Years thereafter); PROVIDED, FURTHER, HOWEVER, that with respect to any acquisition the consideration of which is greater than $12,500,000, Company shall not make such acquisition without the prior consent of Administrative Agent and Syndication Agent, such consent not to be unreasonably withheld. In addition, with respect to Permitted Acquisitions of any additional portion or all of the Capital Stock in any of the Permitted Partially-Owned Subsidiaries the consideration shall not exceed $2,500,000 in the aggregate in any Fiscal Year; PROVIDED, that all Permitted Acquisitions of any additional portion or all of the Capital Stock in any of the Permitted Partially-Owned Subsidiaries shall reduce the $30,000,000 amount set forth above on a dollar for dollar basis."

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

     The effectiveness of the amendments set forth at Section I hereof is subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "SIXTH AMENDMENT EFFECTIVE DATE"):

     (a) Company, Holdings and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

     (b) Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transaction contemplated by this Sixth Amendment.

     (c) The Agent shall have received a certificate from an officer of the Company stating that as of the Sixth Amendment Effective Date, the representations and warranties contained in Section III herein and in the other Credit Documents are true, correct and complete in all respects on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true correct and complete in all respects on and as of such earlier date.

     (d) The Agent shall have received a certificate from an officer of the Company stating that as of the Sixth Amendment Effective Date, no event has occurred and is continuing that would constitute an Event of Default or a Default.

     (e) The Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Agents or Lenders may reasonably request.

SECTION III. REPRESENTATIONS AND WARRANTIES

     A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Sixth Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Sixth Amendment and the performance of the Credit Agreement and the other Credit Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

     C. NO CONFLICT. The execution and delivery by each Credit Party of this Sixth Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation could not reasonably be expected to have a Material Adverse Effect or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect,
(ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Sixth Amendment Closing Date.

     D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Sixth Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     E. BINDING OBLIGATION. This Sixth Amendment and the Credit Agreement have been duly executed and delivered by each Credit Party and each constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Sixth Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Sixth Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

     Each of Holdings and each Domestic Subsidiary of Holdings (other than Company and certain Permitted Partially-Owned Subsidiaries) has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement. Each of Holdings and each Domestic Subsidiary of Holdings who has guaranteed the Obligations together with the Company are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Sixth Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Sixth Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Sixth Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Sixth Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Sixth Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Sixth Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Sixth Amendment and (ii) nothing in the Credit Agreement, this Sixth Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

     A. BINDING EFFECT. This Sixth Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

     B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     C. REFERENCE TO CREDIT AGREEMENT. On and after the Sixth Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Sixth Amendment.

     D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Sixth Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

     E. EXECUTION. The execution, delivery and performance of this Sixth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

     F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     G. APPLICABLE LAW. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     H. AMENDMENT AND RESTATEMENT. To facilitate reference to the provisions of the Credit Agreement, as amended by this Amendment, each Lender executing this Amendment hereby authorizes Administrative Agent, on its behalf, to enter into an amendment and restatement of the Credit Agreement, as amended by this Amendment; PROVIDED that any such amendment and restatement shall be distributed to each Lender.

     I. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Sixth Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY:                            VICAR OPERATING, INC.



                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


HOLDINGS:                           VCA ANTECH, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


GUARANTORS:                         AAH MERGER CORPORATION
                                    ACADEMY ANIMAL, INC.
                                    ANDERSON ANIMAL HOSPITAL, INC.
                                    ANIMAL CENTER, INC.
                                    ANIMAL CLINIC OF SANTA CRUZ, INC.
                                    ASSOCIATES IN PETCARE, S.C.
                                    BERWIN VETERINARIAN HOSPITAL, INC.




                                    Page S-1

                                    CACOOSING ANIMAL HOSPITAL, LTD.
                                    CACOOSING PET CARE & NUTRITION CENTER, INC.
                                    CLARMAR ANIMAL HOSPITAL, INC.
                                    DETWILER VETERINARY CLINIC, INC.
                                    DIAGNOSTIC VETERINARY SERVICE, INC.
                                    EAGLE PARK ANIMAL CLINIC, INC.
                                    EAGLE RIVER VETERINARY HOSPITAL, INC.
                                    EDGEBROOK, INC.
                                    FLORIDA VETERINARY LABORATORIES, INC.
                                    FOX CHAPEL ANIMAL HOSPITAL, INC.
                                    FREEHOLD VETERINARY HOSPITAL, P.A.
                                    GLEN ANIMAL HOSPITAL, INC.
                                    GOLDEN MERGER CORPORATION
                                    H.B. ANIMAL CLINICS, INC.
                                    KIRKWOOD ANIMAL HOSPITAL
                                    - LEA M.E. TAMMI, VMD., P.A.
                                    KIRKWOOD ANIMAL HOSPITAL
                                    BOARDING & GROOMING, INC.
                                    LAKE JACKSON VETERINARY CLINIC, INC.
                                    LAKEWOOD ANIMAL HOSPITAL, INC.
                                    LAMMERS VETERINARY HOSPITAL, INC.
                                    LEWELLING VETERINARY CLINIC, INC.
                                    MAIN STREET SMALL ANIMAL HOSPITAL, INC.
                                    MILLER ANIMAL HOSPITAL
                                    M.S. ANIMAL HOSPITALS, INC.
                                    NEWARK ANIMAL HOSPITAL, INC.
                                    NORTHERN ANIMAL HOSPITAL, INC.
                                    NORTH ROCKVILLE VETERINARY HOSPITAL, INC.
                                    NORTHSIDE ANIMAL HOSPITAL, P.C.
                                    NOYES ANIMAL HOSPITAL, INC.
                                    OLD TOWN VETERINARY HOSPITAL, INC.
                                    PETS' RX, INC.
                                    PETS' RX NEVADA, INC.
                                    PPI OF PENNSYLVANIA, INC.
                                    PRESTON PARK ANIMAL HOSPITAL, P.C.
                                    PRINCETON ANIMAL HOSPITAL, INC.
                                    PROFESSIONAL VETERINARY SERVICES, INC.
                                    RIVIERA ANIMAL HOSPITAL, INC.




                                    Page S-2

                                    ROSSMOOR - EL DORADO ANIMAL HOSPITAL, INC.
                                    SILVER SPUR ANIMAL HOSPITAL, INC.
                                    SOUTH COUNTY VETERINARY CLINIC, INC.
                                    SOUTHEAST AREA VETERINARY MEDICAL
                                      CENTER, P.C.
                                    SPANISH RIVER ANIMAL HOSPITAL, INC.
                                    TAMPA ANIMAL MEDICAL CENTER, INC.
                                    TANGLEWOOD PET HOSPITAL, INC.
                                    TEMPE VETS, A PROFESSIONAL CORP
                                    THE PET PRACTICE (FLORIDA), INC.
                                    THE PET PRACTICE (ILLINOIS), INC.
                                    THE PET PRACTICE (MASSACHUSETTS), INC.
                                    THE PET PRACTICE OF MICHIGAN, INC.
                                    TOMS RIVER VETERINARY HOSPITAL, P.A.
                                    VCA - ASHER, INC.
                                    VCA ALABAMA, INC.
                                    VCA ALBANY ANIMAL HOSPITAL, INC.
                                    VCA ALBUQUERQUE, INC.
                                    VCA ALL PETS ANIMAL COMPLEX, INC.
                                    VCA ALPINE ANIMAL HOSPITAL, INC.
                                    VCA ANDERSON OF CALIFORNIA ANIMAL
                                    HOSPITAL, INC.
                                    VCA ANIMAL HOSPITALS, INC.
                                    VCA APAC ANIMAL HOSPITAL, INC.
                                    VCA CACOOSING ANIMAL HOSPITAL, INC.
                                    VCA CASTLE SHANNON VETERINARY HOSPITAL, INC.
                                    VCA CENTERS-TEXAS, INC.
                                    VCA CENVET, INC.
                                    VCA CLARMAR ANIMAL HOSPITAL, INC.
                                    VCA CLINICAL VETERINARY LABS, INC.
                                    VCA CLINIPATH LABS, INC.
                                    VCA CLOSTER, INC.
                                    VCA DETWILER ANIMAL HOSPITAL, INC.
                                    VCA DOVER ANIMAL HOSPITAL, INC.
                                    VCA EAGLE RIVER ANIMAL HOSPITAL, INC.
                                    VCA EAST ANCHORAGE ANIMAL HOSPITAL, INC.



                                    Page S-3

                                    VCA GREATER SAVANNAH ANIMAL HOSPITAL, INC.
                                    VCA HOWELL BRANCH ANIMAL HOSPITAL, NC.
                                    VCA KANEOHE ANIMAL HOSPITAL, INC.
                                    VCA LAKESIDE ANIMAL HOSPITAL, INC.
                                    VCA LAMB AND STEWART ANIMAL HOSPITAL, INC.
                                    VCA LAMMERS ANIMAL HOSPITAL, INC.
                                    VCA LEWIS ANIMAL HOSPITAL, INC.
                                    VCA MARINA ANIMAL HOSPITAL, INC.
                                    VCA MILLER-ROBERTSON ANIMAL HOSPITAL, INC.
                                    VCA MISSION, INC.
                                    VCA NORTHBORO ANIMAL HOSPITAL, INC.
                                    VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
                                    VCA OF COLORADO-ANDERSON, INC.
                                    VCA OF NEW YORK, INC.
                                    VCA OF SAN JOSE, INC.
                                    VCA OF TERESITA, INC.
                                    CA PROFESSIONAL ANIMAL LABORATORY, INC.
                                    VCA REAL PROPERTY ACQUISITION CORPORATION
                                    VCA REFERRAL ASSOCIATES ANIMAL
                                    HOSPITAL, INC.
                                    VCA ROHRIG ANIMAL HOSPITAL, INC.
                                    VCA - ROSSMOOR, INC.
                                    VCA SILVER SPUR ANIMAL HOSPITAL, INC.
                                    VCA SOUTH SHORE ANIMAL HOSPITAL, INC.
                                    VCA SQUIRE ANIMAL HOSPITAL, INC.
                                    VCA ST. PETERSBURG ANIMAL HOSPITAL, INC.
                                    VCA TEXAS MANAGEMENT, INC.
                                    VCA WYOMING ANIMAL HOSPITAL, INC.
                                    VETERINARY CENTERS OF AMERICA - TEXAS, L.P.
                                    VETERINARY HOSPITALS, INC.
                                    W.E. ZUSCHLAG, D.V.M. WORTH ANIMAL CHARTERED
                                    WEST LOS ANGELES VETERINARY MEDICAL
                                      GROUP, INC.



                                    Page S-4

                                    WILLIAM C. FOUTS, LTD.
                                    WINGATE, INC.


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary


                                    VCA VILLA ANIMAL HOSPITAL, L.P.
                                    By: VCA Animal Hospitals, Inc.,
                                    General Partner


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary



                                    VETERINARY CENTERS OF AMERICA-TEXAS, L.P.
                                    By: VCA Centers-Texas, Inc.,
                                    General Partner


                                    BY: /S/ ROBERT L. ANTIN
                                       ----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer
                                              and President


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer
                                              and Assistant Secretary



                                    Page S-5

                                    ANIMAL CENTER, INC.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer



                                    ASSOCIATES IN PET CARE, S.C.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer



                                    KIRKWOOD ANIMAL HOSPITAL - LEA M.E. TAMMI,
                                    V.M.D., P.A.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer



                                    MAIN STREET SMALL ANIMAL HOSPITAL, INC.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer



                                    SOUTHEAST AREA VETERINARY MEDICAL
                                    CENTER, P.C.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer




                                    Page S-6

                                    VCA ASSOCIATE ANIMAL HOSPITAL, L.P.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer



                                    VCA HERITAGE ANIMAL HOSPITAL, L.P.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer



                                    TOMS RIVER VETERINARY HOSPITAL, P.A.


                                    BY: /S/ TOMAS W. FULLER
                                       ----------------------------------------
                                       Name:  Tomas W. Fuller
                                       Title: Chief Financial Officer




                                    Page S-7

SOLE SYNDICATION AGENT,
CO-LEAD ARRANGER,
AND LENDER:                         GOLDMAN SACHS CREDIT PARTNERS L.P.,


                                    BY: /S/ BRUCE MENDELSOHN
                                       ----------------------------------------
                                                Authorized Signatory



                                    Page S-8

ADMINISTRATIVE AGENT,
COLLATERAL AGENT, CO-
LEAD ARRANGER,
AND LENDER:                         WELLS FARGO BANK, N.A.



                                    BY: /S/ S. MICHAEL ST. GEME
                                       ----------------------------------------
                                       Name:  S. Michael St. Geme
                                       Title: Vice President





                                    Page S-9

LENDERS:                            1888 FUND, LTD.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-10

                                    BALLYROCK CDO I LIMITED

                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-11

                                    CLYDESDALE CLO 2001-1, LTD.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-12

                                    CASCADE


                                    BY: /S/ JOHN M. CASPARIAN
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-13

                                    CAISSE DE DEPO ET PLACEMENT DU QUEBEC


                                    BY: /S/ J.B. MC MULLAN
                                       ----------------------------------------
                                       Name:  J.B. MC MULLAN
                                       Title: DIRECTOR



                                    BY: /S/ D.C. FAVREAU
                                       ----------------------------------------
                                       Name:  D.C. FAVREAU
                                       Title: VICE PRESIDENT



                                   Page S-14

                                    DRYDEN HIGH YIELD CDO


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-15

                                    ELF FUNDING TRUST III

                                    By: New York Life Investment Management, LLC
                                          As Attorney-in-Fact


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-16

                                    FLAGSHIP CLO 2001-1
                                    By: Flagship Capital Management


                                    BY: /S/ COLLEEN CUNNIFFE
                                       ----------------------------------------
                                       Name:  Colleen Cunniffe
                                       Title: Director



                                   Page S-17

                                    FLAGSHIP CLO II
                                    By: Flagship Capital Management


                                    BY: /S/ COLLEEN CUNNIFFE
                                       ----------------------------------------
                                       Name:  Colleen Cunniffe
                                       Title: Director



                                   Page S-18

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    BY: /S/ MOIRA A. DUNCAN
                                       ----------------------------------------
                                       Name:  Moira A. Duncan
                                       Title: Senior Risk Manager



                                    GENERAL ELECTRIC CAPITAL CORPORATION
                                    by and through its Commercial Finance Group


                                    BY: /S/ JANET K. WILLIAMS
                                       ----------------------------------------
                                       Name:  Janet K. Williams
                                       Title: Duly Authorized Signatory



                                   Page S-19

                                    GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-20

                                    SANKATY ADVISORS, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager



                                   Page S-21

                                    HARBOUR TOWN FUNDING LLC


                                    BY: /S/ DIANA L. MUSHILL
                                       ----------------------------------------
                                       Name:  Diana L. Mushill
                                       Title: Asst. Vice President



                                   Page S-22

                                    HARBOUR VIEW CLO IV


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-23

                                    ING PRIME RATE TRUST
                                    By: ING Investments, LLC
                                        as its Investment manager


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-24

                                    ING SENIOR INCOME FUND
                                    By: ING Investments, LLC
                                        as its Investment manager


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-25

                                    LONG LANE MASTER TRUST IV
                                    By: Fleet National Bank as Trust
                                        Administrator


                                    BY: /S/ RENEE NADLER
                                       ----------------------------------------
                                       Name:  Renee Nadler
                                       Title: Managing Director



                                   Page S-26

                                    MOUNTAIN CAPITAL CLO I, LTD.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-27

                                    MOUNTAIN CAPITAL CLO II, LTD.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-28

                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                    By: ING Investments, LLC
                                        as its Investment manager


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-29

                                    ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                    By: ING Investments, LLC
                                           as its Investment manager


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-30

                                    MERRILL LYNCH CAPITAL, A DIVISION OF
                                    MERRILL LYNCH BUSINESS FINANCIAL SERVICES


                                    BY: /S/ SHEILA C. WEIMER
                                       ----------------------------------------
                                       Name:  Sheila C. Weimer
                                       Title: Vice President



                                   Page S-31

                                    NATEXIS BANQUES POPULAIRES
                                    (f/k/a Natexis Banque) New York Branch


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-32

                                    NEW YORK LIFE INSURANCE AND ANNUITY
                                    COPORATION

                                    By: New York Life Investment Management,
                                        LLC,
                                        Its Investment Manager


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-33

                                    NOMURA BOND & LOAN FUND


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-34

                                    OPPENHEIMER SENIOR FLOATING RATE FUND


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-35

                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD,
                                    By: ING Investments, LLC
                                          as its Investment manager


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-36

                                    SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager



                                   Page S-37

                                    SANKATY HIGH YIELD PARTNERS III, L.P.


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager



                                   Page S-38

                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY
                                    By: Stein Roe & Farnham Incorporated,
                                        As Advisor


                                    BY:  /S/ JAMES R. FELLOWS
                                       ----------------------------------------
                                       Name:  James R. Fellows
                                       Title: Sr. Vice President and
                                              Portfolio Manager



                                   Page S-39

                                    SIERRA CLO I, LTD.


                                    BY: /S/ JOHN M. CASPARIAN
                                       ----------------------------------------
                                       Name:  John M. Casparian
                                       Title: Chief Operating Officer
                                              Centre Pacific LLC, Manager



                                   Page S-40

                                    THE PRUDENTIAL INSURANCE CO.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-41

                                    TORONTO DOMINION (NEW YORK) INC.


                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   Page S-42



                                    MONUMENT CAPITAL LTD., AS ASSIGNEE
                                    BY: ALLIANCE CAPITAL MANGEMENT L.P.,
                                    AS INVESTMENT MANAGER
                                    BY: ALLIANCE CAPITAL MANGEMENT CORPORATION,
                                    AS GENERAL PARTNER


                                    BY: /S/ JOEL SEREBRANSKY
                                       ----------------------------------------
                                       Name:  Joel Serebransky
                                       Title: Senior Vice President



                                    NEW ALLIANCE GLOBAL CDO, LIMITED
                                    BY: ALLIANCE CAPITAL MANGEMENT L.P.,
                                    AS SUB-ADVISOR
                                    BY: ALLIANCE CAPITAL MANGEMENT CORPORATION,
                                    AS GENERAL PARTNER


                                    BY: /S/ JOEL SEREBRANSKY
                                       ----------------------------------------
                                       Name:  Joel Serebransky
                                       Title: Senior Vice President

                                    SANKATY ADVISORS, LLC, AS COLLATERAL
                                    MANAGER FOR CASTLE HILL I - INGOTS, LTD,
                                    AS TERM LENDER


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager



                                    SANKATY ADVISORS, LLC, AS COLLATERAL
                                    MANAGER FOR CASTLE HILL II - INGOTS, LTD,
                                    AS TERM LENDER


                                    BY: /S/ DIANE J. EXTER
                                       ----------------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager